Asset Retirement Obligations	12 Months Ended
Feb. 28, 2013
Asset Retirement Obligations
Asset Retirement Obligations

12.     Asset Retirement Obligations

The Company has asset retirement obligations arising from regulatory requirements to perform certain reclamation activities upon the closure of quarries.  The liability is initially measured at estimated fair value and is subsequently adjusted for accretion expenses and changes in the amount or timing of the estimated cash flows.  These asset retirement obligations relate to all underlying land parcels, including both owned properties and mineral leases.  The corresponding asset retirement costs are capitalized as part of the carrying amount of the related long-lived asset and depreciated over the asset’s useful life.  The Company recognized depreciation expense related to its asset retirement obligations of $2.7 million, $4.1 million and $0.1 million in fiscal years 2013, 2012 and 2011, respectively.  We recognized accretion expense related to our asset retirement obligations totaling $0.6 million, $0.4 million and $0.4 million in fiscal years 2013, 2012 and 2011, respectively.  Accretion expense is reported in cost of revenue.

The following shows the changes in the asset retirement obligations for the years ended February 28, 2013, February 29, 2012 and February 28, 2011:

(In thousands)	2013	2012	2011

Balance at March 1	$11,360	$5,151	$4,748
Accretion expense	642	446	416
Liabilities incurred	—	333	—
Change in estimated obligations	6,438	5,444	—
Liabilities settled	(4,785)	(14)	(13)
	$13,655	$11,360	$5,151